Derivative Liability	9 Months Ended
Sep. 30, 2018
Derivative Liability Abstract
Derivative Liability

We measure the fair value of our assets and liabilities under the guidance of ASC 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. ASC 820 does not require any new fair value measurements, but its provisions apply to all other accounting pronouncements that require or permit fair value measurement.

On August 19, 2018, the note issued to L2 Capital on February 19, 2018 went into default. In accordance with the terms of note, at any time on or after the occurrence of any event of default, the conversion price per share will adjust to the lesser of $0.50 or 65% multiplied by the lowest volume weighted average price of the common stock during the 20-trading-day period ending, in L2 Capital’s sole discretion on each conversion, on either the last complete trading day prior to the conversion date or the conversion date. We identified conversion features embedded within convertible debt issued. We have determined that the features associated with the embedded conversion option should be accounted for at fair value, as a derivative liability. We have elected to account for these instruments together with fixed conversion price instruments as derivative liabilities as we cannot determine if a sufficient number of sha+res would be available to settle all potential future conversion transactions.

Following is a description of the valuation methodologies used to determine the fair value of our financial liabilities, including the general classification of such instruments pursuant to the valuation hierarchy:

		Quoted prices in	Significant
		active markets for	other	Significant
	Fair value at	identical assets/	observable	unobservable
	September 30,	liabilities	inputs	inputs
	2018	(Level 1)	(Level 2)	(Level 3)

Derivative Liability	$705,278	$-	$-	$705,278

The tables below set forth a summary of changes in fair value of our Level 3 financial liabilities for the nine months ended September 30, 2018. The tables reflect changes for all financial liabilities at fair value categorized as Level 3 as of September 30, 2018:

Derivative
Liability
Derivative liability as of December 31, 2017	$-
Fair value at the commitment date for convertible instruments	1,093,095
Change in fair value of derivative liability	(374,447)
Reclassification to additional paid-in capital for financial instruments that ceased to be a derivative liability	(13,370)
Derivative liability as of September 30, 2018	$705,278

Change in
Fair Value
of Derivative
Liability*
Change in fair value of derivative liability at the beginning of period	$-
Day one gains/(losses) on valuation	446,512
Gains/(losses) from the change in fair value of derivative liability	(374,447)
Change in fair value of derivative liability at the end of period	$72,065

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*	Gains/(losses) related to the revaluation of Level 3 financial liabilities is included in “Change in fair value of derivative liability” in the accompanying condensed consolidated unaudited statement of operations.

The fair value of the derivative liability was estimated using the income approach and the Black-Scholes option-pricing model. The fair values at the commitment and remeasurement dates for our derivative liabilities were based upon the following management assumptions:

	Commitment Date	Remeasurement Date**
Expected dividends	0%	0%
Expected volatility	81% to 499%	87% to 502%
Risk free interest rate	2.05% to 2.96%	2.19% to 2.94%
Expected term (in years)	0.25 to 5.0	0.23 to 4.98

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**	The fair value at the remeasurement date is equal to the carrying value on the balance sheet.